ARMOUR RESIDENTIAL REIT, Inc. Company Update 8/14/19 ARMOUR seeks to create shareholder value through thoughtful investment and risk management that produces current yield and superior risk adjusted returns over the long term.  Our focus on residential real estate finance supports home ownership for a broad and diverse spectrum of Americans by bringing private capital into the mortgage markets.

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures 2 • Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. • This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the company believes to be reliable as of today's date unless otherwise indicated, but cannot be represented that such statements, information or estimates are complete or accurate. • Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. • THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

ARMOUR Overview 3 ARMOUR invests in and manages a leveraged portfolio of mortgage-related assets and U.S. government securities. 1 Capitalization • Total capitalization of $1,401.4 million composed of: ◦ Estimated book value of common stock of $1,232.5 million. ◦ Preferred stock par value of $168.9 million.(1) 2 Dividend Policy • ARMOUR pays dividends monthly. • Since inception, ARR has paid out $1.5 billion in dividends.(2) 3 Shareholder Alignment • Returned $385 million through share repurchases and return of capital since May 2013, including $12.2 million in 2019. • Senior management has made open market purchases of $4.4 million of stock since 2016, including $1.8 million in 2019. 4 Transparency and Governance • Updated portfolio and liability details can be found at www.armourreit.com. • Agency premium amortization is expensed monthly as it occurs.(3) • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman and separate Lead Independent Director. 5 ARMOUR REIT Manager • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. (1) As previously disclosed in our recent SEC filings, the Preferred A shares were redeemed at $25.00 per share on July 26th, 2019. (2) Includes both common and preferred stock dividends through July 2019. (3) Due to the prepayment lockout feature of our Agency multifamily securities, premium is amortized using a level yield methodology. Information as of 7/31/19

ARMOUR Key Metrics 4 Market Date 4/30/19 5/31/19 6/30/19 7/31/19 Common Stock Price $19.08 $17.40 $18.64 $17.87 Estimated Book Value $21.08 $20.55 $20.50 $20.84 Common Shares Outstanding 59,791,877 59,712,877 59,192,390 59,142,390 Preferred A Shares Outstanding 2,180,572 2,180,572 2,180,572 — Preferred B Shares Outstanding 6,369,269 6,369,269 6,505,479 6,754,843 Portfolio Size (millions) $14,624 $15,482 $14,412 $13,584 Interest Rate Swap Notional (millions) $9,975 $9,375 $7,625 $7,525 Repurchase Agreements (millions) $12,457 $13,274 $13,297 $12,713 TBA Positions (millions) $470 $308 — — Debt-to-Equity 8.5x 9.2x 9.3x (1) 9.1x Leverage including TBAs 8.8x 9.4x 9.3x (1) 9.1x Rates DV01 $314,000 $57,000 $432,000 $608,000 Spread DV01 $7,454,000 $6,850,000 $6,494,000 $6,218,000 Net Balance Sheet Duration 0.21 0.04 0.30 0.45 Liquidity (2) (millions) $714 $603 $596 $610 FNCL 4.0 Price $102.66 $103.25 $103.36 $103.48 FNCI 4.0 Price $103.05 $103.34 $103.84 $103.73 10 Year Treasury Yield 2.50% 2.13% 2.01% 2.02% 5 Year OIS Swap Rate 2.08% 1.69% 1.54% 1.55% 10 Year OIS Swap Rate 2.25% 1.85% 1.73% 1.69% 1. The Preferred A shares were redeemed at $25.00 per share on July 26th, 2019. Please note that equity is inclusive of Preferred A shares. 2. Liquidity positions include cash and unlevered securities.

ARMOUR Net Interest Margin 5 NIM Analysis 4 3 Asset Yield Cost of Funds NIM Q1 2017 2.93 1.32 1.61 Q2 2017 3.11 1.39 1.72 2 Q3 2017 3.06 1.42 1.64 Q4 2017 3.02 1.47 1.55 Q1 2018 3.05 1.53 1.52 1 Q2 2018 3.13 1.57 1.56 Q3 2018 3.46 1.82 1.64 Q4 2018 3.59 1.92 1.67 Q1 2019 3.65 2.03 1.62 0 2 2 2 2 2 2 2 2 2 2 0 0 0 0 0 0 0 0 0 0 1 1 1 1 1 1 1 1 1 1 Q2 2019 3.70 2.30 1.40 0 1 2 3 4 5 6 7 8 9 Asset Yield Cost of Funds Net Interest Margin

ARMOUR Portfolio & Hedge Positioning 6 Estimated % of Current Value Weighted Average Weighted Average Weighted Average Effective Securities Portfolio (millions) Book Price Market Price Net/Gross Coupon Duration Agency ARMs & Hybrids 0.3% $43.1 104.8% 103.5% 4.03/4.65 0.71 Agency Multifamily Ballooning in 120 Months or Less 20.9% $2,845.4 101.9% 106.7% 3.44/4.51 6.53 Agency Fixed Rates Maturing Between 0 and 180 Months 8.8% $1,198.8 102.7% 105.6% 4.00/4.60 3.18 Agency Fixed Rates Maturing Between 181 and 240 Months 0.0% $3.1 107.9% 106.5% 4.25/5.20 3.54 Agency Fixed Rates Maturing Between 241 and 360 Months 64.1% $8,710.4 102.6% 104.6% 4.02/4.63 1.55 Agency Portfolio 94.2% $12,800.8 102.5% 105.1% 3.89/4.60 2.80 Legacy Non-Agency Assets 0.5% $68.1 74.8% 82.7% 5.56/4.65 2.44 New Issue Prime Fixed Non-Agency 0.1% $16.8 94.8% 100.1% 3.68/3.96 4.21 Credit Risk Transfer 5.1% $698.2 99.1% 108.0% 6.67/4.05 -2.86 Credit Risk & Non-Agency Portfolio 5.8% $783.1 96.9% 105.0% 6.51/4.10 -2.25 Total Portfolio 100.0% $13,583.9 102.1% 105.1% 4.04/4.57 2.51 • Approximately 78% of our Agency portfolio benefits from favorable prepayment characteristics, including: ◦ 22% have prepayment penalties (DUS). ◦ 41% have loan balances less than or equal to 225k. ◦ 15% have loan-to-value ratios greater than 95%, FICO scores of less than 700 or seasoning of greater than 24 months. Interest Rate Swaps Remaining Term (Months) 0-12 12-24 24-36 36-48 48-60 60-72 72-84 84-96 96-108 108-120 Total Weighted Average Remaining Term (Months) 8 18 32 43 54 65 80 88 101 117 47 Notional Amount (millions) $1,225 $1,000 $950 $1,025 $1,450 $275 $50 $1,000 $350 $200 $7,525 Weighted Average Rate 1.36 2.06 2.30 2.11 1.88 2.16 1.95 1.93 2.27 2.30 1.95 Information as of 07/31/2019. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding.

ARMOUR Repo Composition 7 Weighted Percentage of Repo Average Longest Principal Borrowed Positions with Weighted Average Original Remaining Remaining Repo Counter-Party (millions) ARMOUR Term in Days Term in Days Term in Days 1 BUCKLER Securities LLC 1 $5,157.8 40.6% 24 10 21 2 South Street Securities LLC $582.2 4.6% 32 23 26 3 J.P. Morgan Securities LLC $573.0 4.5% 30 13 23 4 Mitsubishi UFJ Securities (USA), Inc. $543.5 4.3% 29 17 19 5 Mirae Asset Securities (USA) Inc. $511.8 4.0% 29 14 19 6 ING Financial Markets LLC $499.7 3.9% 30 8 16 7 Wells Fargo Securities $483.5 3.8% 21 10 19 8 RBC Capital Markets $481.8 3.8% 28 12 12 9 ABN AMRO Bank N.V. $475.8 3.7% 32 17 23 10 Citigroup Global Markets Inc. $409.3 3.2% 31 15 28 11 FHLB - Cincinnati $362.9 2.9% 33 12 12 12 The Bank of Nova Scotia $350.6 2.8% 30 18 22 13 Daiwa Securities America Inc. $347.5 2.7% 31 14 16 14 Cantor Fitzgerald & Co. Inc. $322.5 2.5% 31 13 14 15 Credit Agricole Corporate and Investment $281.7 2.2% 72 19 20 16 UBS Securities LLC $275.1 2.2% 31 18 29 17 E D & F Man Capital Markets Inc. $213.8 1.7% 41 14 15 18 BNP Paribas Securities Corp. $207.5 1.6% 30 14 21 19 ICBC Financial Services LLC $169.9 1.3% 30 14 14 20 Bank of Montreal $155.7 1.2% 31 13 15 21 Wells Fargo Bank, N.A. $77.9 0.6% 30 17 21 22 Societe Generale $76.7 0.6% 31 5 5 23 Royal Bank of Canada $51.5 0.4% 32 20 29 24 Guggenheim Securities, LLC $48.9 0.4% 21 5 5 25 MUF Securities EMEA $44.7 0.4% 31 1 1 26 Merrill Lynch, Pierce, Fenner & Smith Inc. $7.8 0.1% 31 15 15 Total or Weighted Average Repo Positions $12,713.1 100.0% 29 13 Agency Repo Principal $12,192.6 Non-Agency Repo Principal $520.5 Weighted Average Repo Rate 2.62% Weighted Average Haircut 4.83% (1) Affiliated with ARMOUR. Information as of 07/31/2019. Some totals may not foot due to rounding.

ARMOUR Portfolio Constant Prepayment Rates ("CPR") 8 Trailing Twelve Month Portfolio CPR* 20 August 2019 Agency Asset CPR** 15 10 & 15 Year Pass-Throughs 13.5 10 25 & 30 Year Pass-Throughs 19.3 Agency Multifamily 0.0 5 Portfolio Average 14.5 0 8 8 8 8 8 9 9 9 9 9 9 9 9 1 1 1 1 1 1 1 1 1 1 1 1 1 0 5 10 15 20 0 0 0 0 0 0 0 0 0 0 0 0 0 2 2 2 2 2 2 2 2 2 2 2 2 2 st r r r r y y h il y e ly st u e e e e ar ar rc r a n u u g b b b b u u a p M u J g u m to m m n r A J u CPR A te c ve ce a b M A p O o e J Fe Se N D 18-Aug 18-Sep 18-Oct 18-Nov 18-Dec 19-Jan 19-Feb 19-Mar 19-Apr 19-May 19-Jun 19-Jul 19-Aug CPR 6.3 6.2 4.5 5.4 4.2 3.9 3.7 4.1 5.5 7.7 8.8 8.4 14.5 *On 8/6/19 the most recent prepayment data was released. **Does not include sectors with less than 0.5% market value weighting. Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 armourreit.com 772-617-4340